UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 14, 2004

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Fernbrook Lane No., Suite 200, Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (763) 852-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On September 15, 2004, Vital Images, Inc. issued a press release reporting that Jay Miller, its President and Chief Executive Officer, and Gregory Furness, its Chief Financial Officer, had entered into trading plans complying with the provisions of Rule 10b5-1 under the Securities Exchange Act of 1934.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is being field with this Current Report on Form 8-K and is hereby incorporated herein by reference:

99.1                           A copy of the press release issued by Vital Images, Inc. on September 15, 2004 reporting that Jay Miller, its President and Chief Executive Officer, and Gregory Furness, its Chief Financial Officer, have entered into trading plans complying with the provisions of Rule 10b5-1 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: September 15, 2004.
	By	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice President – Finance
(Chief Financial Officer and Chief Accounting Officer)